POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ADVISORONE FUNDS, a Delaware statutory trust (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the President of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MICHAEL FORKER as attorney-in-fact for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to such Trust’s Registration Statement (File Nos. 333-20635 and 811-08037), hereby giving and granting to said attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done to accomplish all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of October, 2021.

Jason Moore
President

STATE OF PENNSYLVANIA	)
	)	ss:
COUNTY OF CHESTER	)

Before me, a Notary Public, in and for said county and state, personally appeared Jason Moore, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 20th day of October, 2021.

Commonwealth of Pennsylvania - Notary Seal Michael T. Lenge, Notary Public Chester County My commission expires December 28, 2024 Commission number 1094420
Member, Pennsylvania Association of Notaries

Notary Public
Commission expires:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ADVISORONE FUNDS, a Delaware statutory trust (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the Secretary of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JASON MOORE as attorney-in-fact for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to such Trust’s Registration Statement (File Nos. 333-20635 and 811-08037), hereby giving and granting to said attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done to accomplish all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of November, 2021.

Michael Forker
Secretary

STATE OF Nebraska	)
	)	ss:
COUNTY OF Douglas	)

Before me, a Notary Public, in and for said county and state, personally appeared Michael Forker, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 1st day of November, 2021.

Notary Public
Commission expires:	02/20/2022

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ADVISORONE FUNDS, a Delaware statutory trust (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the Treasurer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JASON MOORE AND MICHAEL FORKER, and each of them individually, as attorney-in-fact for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to such Trust’s Registration Statement (File Nos. 333-20635 and 811-08037), hereby giving and granting to said attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done to accomplish all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of October, 2021.

Reid Peters
Treasurer

STATE OF Nebraska	)
	)	ss:
COUNTY OF Douglas	)

Before me, a Notary Public, in and for said county and state, personally appeared Reid Peters, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 19 day of October, 2021.

Notary Public Commission expires:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ADVISORONE FUNDS, a Delaware statutory trust (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JASON MOORE AND MICHAEL FORKER, and each of them individually, as attorney-in-fact for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to such Trust’s Registration Statement (File Nos. 333-20635 and 811-08037), hereby giving and granting to said attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done to accomplish all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20 day of October, 2021.

Larry A. Carter Independent Trustee

STATE OF NEBRASKA	)
	)	ss:
COUNTY OF DOUGLAS	)

Before me, a Notary Public, in and for said county and state, personally appeared Larry A. Carter, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 20 day of October, 2021.

Notary Public Commission expires: Sept 23, 2023

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ADVISORONE FUNDS, a Delaware statutory trust (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JASON MOORE AND MICHAEL FORKER, and each of them individually, as attorney-in-fact for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to such Trust’s Registration Statement (File Nos. 333-20635 and 811-08037), hereby giving and granting to said attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done to accomplish all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19 day of November, 2021.

John W. Davidson Independent Trustee

STATE OF Maine	)
	)	ss:
COUNTY OF Knox	)

Before me, a Notary Public, in and for said county and state, personally appeared John W. Davidson, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 19th day of November, 2021

Notary Public Commission expires:

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ADVISORONE FUNDS, a Delaware statutory trust (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JASON MOORE AND MICHAEL FORKER, and each of them individually, as attorney-in-fact for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to such Trust’s Registration Statement (File Nos. 333-20635 and 811- 08037), hereby giving and granting to said attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done to accomplish all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21 day of October, 2021.

Gary Lanzen
Independent Trustee

STATE OF Nevada	)
	)	ss:
COUNTY OF Clork	)

Before me, a Notary Public, in and for said county and state, personally appeared Gary Lanzen, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 21 day of October, 2021

Notary Public
Commission expires:	03/04/2023

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ADVISORONE FUNDS, a Delaware statutory trust (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JASON MOORE AND MICHAEL FORKER, and each of them individually, as attomey-in-fact for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to such Trust’s Registration Statement (File Nos. 333-20635 and 811- 08037), hereby giving and granting to said attomey-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done to accomplish all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attomey-in-fact may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of November, 2021.

Edward D. Foy
Independent Trustee

STATE OF Nebraska	)
	)	ss:
COUNTY OF Lancaster	)

Before me, a Notary Public, in and for said county and state, personally appeared Edward D. Foy, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 3 day of Nov, 2021

Notary Public
Commission expires:	Oct 16, 2023

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ADVISORONE FUNDS, a Delaware statutory trust (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JASON MOORE AND MICHAEL FORKER, and each of them individually, as attorney-in-fact for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to such Trust’s Registration Statement (File Nos. 333-20635 and 811-08037), hereby giving and granting to said attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done to accomplish all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19 day of October, 2021.

Todd Clarke
Interested Trustee

STATE OF Nebraska	)
	)	ss:
COUNTY OF Douglas	)

Before me, a Notary Public, in and for said county and state, personally appeared Todd Clarke, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 19th day of October, 2021

Notary Public
Commission expires:

CERTIFICATE

The undersigned, Secretary of ADVISORONE FUNDS, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held July 15, 2021, and is in full force and effect:

WHEREAS, ADVISORONE FUNDS, a Delaware statutory trust (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JASON MOORE AND MICHAEL FORKER, and each of them individually, as attorney-in-fact for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to such Registration Statement (File Nos. 333-20635 and 811-08037), hereby giving and granting to said attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done to accomplish all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

Dated: 12/1/2021
Michael Forker, Secretary
AdvisorOne Funds